                                                                    EXHIBIT 10.4


         FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN AETNA LIFE INSURANCE
            COMPANY, AS LANDLORD, AND LUMINEX CORPORATION, AS TENANT

         To be attached to and form a part of Lease made the 19th day of December, 2001 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 98,158 square feet and located at 12109-12201, 12212, and 12112 Technology Blvd., Austin, Texas, known as McNeil 3, 4 & 5.

1. This Addendum shall clarify and modify the Commencement dates as shown under paragraph 2.A. of the Lease Agreement. The dates are restated with the Base Rental rates remaining unchanged:

FOR THE CURRENT MCNEIL 3 PREMISES (18,330 SQUARE FEET)

           -------------------------------------------- ---------------------- ----------------------------------
                             MONTHS                       BASE RENTAL RATE            TOTAL MONTHLY RENT
                                                               PSF/MO.
           -------------------------------------------- ---------------------- ----------------------------------
                   DATE HEREOF - JUNE 1, 2002                   $0.80                    ALREADY PAID
           -------------------------------------------- ---------------------- ----------------------------------
                  JULY 1, 2002 - JULY 31, 2002                  $0.00                        $0.00
           -------------------------------------------- ---------------------- ----------------------------------
                 AUGUST 1, 2002 - JUNE 30, 2003                 $0.80                     $14,664.00
           -------------------------------------------- ---------------------- ----------------------------------
                  JULY 1, 2003 - APRIL 30, 2005                 $0.85                     $15,580.50
           -------------------------------------------- ---------------------- ----------------------------------

FOR THE CURRENT MCNEIL 4 PREMISES (12,737 SQUARE FEET)

           -------------------------------------------- ---------------------- ----------------------------------
                             MONTHS                       BASE RENTAL RATE            TOTAL MONTHLY RENT
                                                               PSF/MO.
           -------------------------------------------- ---------------------- ----------------------------------
                   DATE HEREOF - JUNE 30, 2002                  $0.75                    ALREADY PAID
           -------------------------------------------- ---------------------- ----------------------------------
                  JULY 1, 2002 - JULY 31, 2002                  $0.00                        $0.00
           -------------------------------------------- ---------------------- ----------------------------------
               AUGUST 1, 2002 - DECEMBER 31, 2002               $0.80                     $10,189.60
           -------------------------------------------- ---------------------- ----------------------------------
                JANUARY 1, 2003 - APRIL 30, 2005                $0.85                     $10,826.45
           -------------------------------------------- ---------------------- ----------------------------------

FOR THE MCNEIL 4 EXPANSION SPACE (22,713 SQUARE FEET)

           -------------------------------------------- ---------------------- ----------------------------------
                             MONTHS                       BASE RENTAL RATE            TOTAL MONTHLY RENT
                                                               PSF/MO.
           -------------------------------------------- ---------------------- ----------------------------------
              NOVEMBER 1, 2002 - NOVEMBER 30, 2002              $0.00                        $0.00
           -------------------------------------------- ---------------------- ----------------------------------
                DECEMBER 1, 2002 - APRIL 30, 2005               $0.85                     $19,306.05
           -------------------------------------------- ---------------------- ----------------------------------

FOR THE CURRENT MCNEIL 5 PREMISES (20,112 SQUARE FEET)

           -------------------------------------------- ---------------------- ----------------------------------
                             MONTHS                       BASE RENTAL RATE            TOTAL MONTHLY RENT
                                                               PSF/MO.
           -------------------------------------------- ---------------------- ----------------------------------
                   DATE HEREOF - JUNE 30, 2002                  $0.75                    ALREADY PAID
           -------------------------------------------- ---------------------- ----------------------------------
                  JULY 1, 2002 - JULY 30, 2002                  $0.00                        $0.00
           -------------------------------------------- ---------------------- ----------------------------------
               AUGUST 1, 2002 - DECEMBER 31, 2002               $0.75                     $15,091.50
           -------------------------------------------- ---------------------- ----------------------------------
                JANUARY 1, 2003 - APRIL 30, 2005                $0.85                     $17,103.70
           -------------------------------------------- ---------------------- ----------------------------------

FOR THE MCNEIL 5 EXPANSION SPACE (24,256 SQUARE FEET)

           -------------------------------------------- ---------------------- ----------------------------------
                             MONTHS                       BASE RENTAL RATE            TOTAL MONTHLY RENT
                                                               PSF/MO.
           -------------------------------------------- ---------------------- ----------------------------------
                AUGUST 1, 2002 - OCTOBER 31, 2002               $0.00                        $0.00
           -------------------------------------------- ---------------------- ----------------------------------
                NOVEMBER 1, 2002 - APRIL 30, 2005               $.85                      $20,617.60
           -------------------------------------------- ---------------------- ----------------------------------

FOR ALL OF THE PREMISES BEGINNING MAY 1, 2005 (98,156 SQUARE FEET)
           -------------------------------------------- ---------------------- ----------------------------------
                             MONTHS                       BASE RENTAL RATE            TOTAL MONTHLY RENT
                                                               PSF/MO.
           -------------------------------------------- ---------------------- ----------------------------------
                  MAY 1, 2005 - APRIL 30, 2007                  $0.89                     $87,360.62
           -------------------------------------------- ---------------------- ----------------------------------
                  MAY 1, 2007 - APRIL 30, 2009                  $0.92                     $90,305.36
           -------------------------------------------- ---------------------- ----------------------------------
                  MAY 1, 2009 - APRIL 30, 2010                  $0.96                     $94,231.68
           -------------------------------------------- ---------------------- ----------------------------------

These amounts shall be in addition to Tenant's proportionate share of common area maintenance, property taxes, management fees, and insurance as currently provided in the Lease.

All other terms and conditions of the Lease shall remain in full effect.

         Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

DATED AS OF THE 25 DAY OF July, 2002.

WITNESS:          AETNA LIFE INSURANCE COMPANY, A CONNECTICUT CORPORATION:
                  By: UBS Realty Investors, LLC, a Massachusetts limited liability company, its Investment Advisor and Agent:


                  By:      /s/ James G. Hughes
                     -----------------------------------------------------------
                  Name:             James G. Hughes
                       ---------------------------------------------------------
                  Title:            Director
                        --------------------------------------------------------


WITNESS:          LUMINEX CORPORATION:

                           /s/ Mark Chandler

                  By:               Mark Chandler
                  --------------------------------------------------------------
                  Title:            President & CEO
                  --------------------------------------------------------------

                                   EXHIBIT "A"

BUILDING:                      McNeil #3

LEGAL DESCRIPTION:             Lot 4, McNeil Road Commercial Subdivision,
                               Section 2, acres 4.7429

ADDRESS:                       12201 Technology Blvd., Suite 145 & 160
                               Austin, Texas 78727

                               [Diagram inserted.]

                                  EXHIBIT "A-2"


BUILDING:                      McNeil #4

LEGAL DESCRIPTION:             Lot 10, McNeil Road Commercial Division
                               Section 2

ADDRESS:                       12212 Technology Blvd.
                               Austin, Texas 78727



                               [Diagram inserted.]

                                  EXHIBIT "A-3"


                                    McNeil #5

                                    44,378 SF



                               [Diagram inserted.]